                         NOTICE OF GUARANTEED DELIVERY

                                      for

                              Rite Aid Corporation

   This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Rite Aid Corporation (the "Company") made pursuant to the
prospectus, dated [         ] (the "Prospectus"), if certificates for the
outstanding 12.50% Senior Secured Notes due 2006 of the Company (the "Old
Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the
Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange
Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this
Form may withdraw any Old Notes so tendered at any time prior to the
Expiration Date. See the Prospectus under the heading "The Exchange Offer" for a more complete description of the tender and withdrawal provisions.
Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                                  Delivery to:
                       STATE STREET BANK AND TRUST COMPANY

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
          By Facsimile:                                     By Mail:                            By Hand before 4:30 p.m.:
          (617) 662-1452                              2 Avenue de Lafayette                       2 Avenue de Lafayette
                                                   Corporate Trust Department                   Corporate Trust Department
      Confirm by Telephone:                                 5th Floor                                   5th Floor
          (617) 662-1548                           Boston, Massachusetts 02102                 Boston, Massachusetts 02102
      Attention: Ralph Jones                         Attention: Ralph Jones                       Attention: Ralph Jones


    By Overnight Courier and By Hand after 4:30 p.m. on the Expiration Date:
                             2 Avenue de Lafayette
                     Corporate Trust Department, 5th Floor
                          Boston, Massachusetts 02102



   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of 12.50% Senior Secured Notes Tendered:*

$______________________________

Certificate Nos. (if available):    If 12.50% Senior Secured Notes will be
                                    delivered by book-entry transfer to The
                                    Depository Trust Company, provide account number.

_______________________________

Total Principal Amount Represented by Old Notes Certificate(s):

$______________________________    Account Number ____________________________

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.




---------------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE


-----------------------------------------------------------   ------------------


-----------------------------------------------------------   ------------------
     Signature(s) of Owner(s) or Authorized Signatory                Date

Area Code and Telephone Number:
                               -------------------------------------------------

   Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(s)

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
Capacity:
        ------------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

                                   GUARANTEE
                   (Not to be used for signature guarantees)


   The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange
Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old
Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The
Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

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
Name of Firm:                                                         Authorized Signature:
               ----------------------------------------------------                          ---------------------------------------

Address:
          ---------------------------------------------------------    -------------------------------------------------------------
                                                                                                   Title

                                                                      Name:
 ------------------------------------------------------------------         --------------------------------------------------------
                             Zip Code                                                       Please Type or Print

Area Code and Telephone No.:                                          Dated:                                                , 2001
                              -------------------------------------          ----------------------------------------------



 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
  OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER
                                 OF TRANSMITTAL.